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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  April 2, 2002

                          Indevus Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                000-18728               04-3047911
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      (State or other           (Commission              (IRS Employer
      jurisdiction of           File Number)             Identification
       incorporation)                                       Number)


                              One Ledgemont Center
                                99 Hayden Avenue
                            Lexington, Ma 02421-7966
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (781-861-8444)

                        Interneuron Pharmaceuticals, Inc.
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                   (Former name if changed since last report.)

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ITEM 5.  Other Events and Regulation FD Disclosure.

         On April 2, 2002, Interneuron Pharmaceuticals, Inc. changed its name to Indevus Pharmaceuticals, Inc. Effective as of April 3, 2002, the common stock of the Corporation began trading on the Nasdaq National Market under the trading symbol "IDEV."

         The exhibit hereto contains forward-looking statements that involve risks and uncertainties that could cause our actual results and financial condition to differ materially from those anticipated by the forward-looking statements. The words "believe", "expect", "anticipate", "intend", "plan", "estimate" or other expressions which are predictions of or indicate future events and trends do not relate to historical matters but identify forward-looking statements. Risks and uncertainties related to forward-looking statements are set forth in the Company's filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 and specifically under "Risk Factors" in, or incorporated by reference into, the Company's Form
10-K for its fiscal year ended September 30, 2001 or elsewhere.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired: N/A

         (b)  Pro Forma Financial Information: N/A

         (c)  Exhibits:


              Exhibit No.      Description of Exhibit
              -----------      ----------------------
                 99.1          Press Release dated April 2, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INDEVUS PHARMACEUTICALS, INC.

Dated:  April 8, 2002               By: /s/ Glenn L. Cooper, M.D.
                                        ---------------------------------------
                                        Glenn L. Cooper, M.D.
                                        President, Chief Executive Officer and
                                        Chairman





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